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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  October 25, 2001

                          SALIX PHARMACEUTICALS, LTD.
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            (Exact name of registrant as specified in its charter)


                            British Virgin Islands
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                 (State or other jurisdiction of incorporation)


             000-23265                                 94-3267443
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      (Commission file Number)                   (IRS Employer ID Number)


    8540 Colonnade Center Drive, Suite 501, Raleigh, North Carolina  27615
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 (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code   (919) 862-1000
                                                    ---------------------------
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Item 5.  Other Events and Regulation FD Disclosure

     On October 25, 2001, Salix Pharmaceuticals announced (1) it will report third quarter 2001 financial results before the market opens on Thursday, November 1, 2001, and (2) the expansion of its gastroenterology specialty sales force.

     Copies of the press releases related to these events are attached as exhibits.
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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SALIX PHARMACEUTICALS, LTD.



Date: October 25, 2001        By:  /s/   Adam C. Derbyshire
                                   ------------------------
                                   Adam C. Derbyshire
                                   Vice President and Chief Financial Officer